UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 25, 2005

THE BLACK & DECKER CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-1553 (Commission File Number)	52-0248090 (IRS Employer Identification No.)

701 East Joppa Road, Towson, Maryland (Address of principal executive offices)	21286 (Zip Code)

Registrant's telephone number, including area code   410-716-3900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] [ ] [ ] [ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 25, 2005, the Compensation Committee of the Board of Directors approved awards of restricted stock and stock options under The Black & Decker Corporation 2004 Restricted Stock Plan and the Corporation’s stock option plans, respectively, to the Corporation’s executive officers, including the executive officers named in the Summary Compensation Table in the Corporation’s Proxy Statement filed with the SEC on March 14, 2005, and certain other key employees. The restricted shares subject to these awards will vest upon completion of four years of full-time employment. The stock options, which are exercisable at the fair market value of the Corporation’s stock on the date of grant, generally become exercisable in four equal annual installments and remain exercisable for ten years from the date of grant. Awards to executive officers who are subject to Section 16 of the Securities Exchange Act of 1934 include limited stock appreciation rights exercisable in the event of a change in control of the Corporation. A copy of the form of the Restricted Share Agreement relating to the restricted stock awards and of the form of the Nonqualified Stock Option Agreement relating to the stock option awards are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

On April 26, 2005, the Corporation’s stockholders approved an amendment to, and re-approved the performance-based goals under, The Black & Decker Performance Equity Plan (the “PEP”). The amendment extended the term of the PEP so that performance shares may be granted under the PEP after December 31, 2005, and on or before the Annual Meeting of Stockholders in 2010.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION;
ITEM 7.01 REGULATION FD DISCLOSURE.

On April 28, 2005, the Corporation reported its earnings for the three months ended April 3, 2005. Attached to this Current Report on Form 8-K as Exhibit 99.3 is a copy of the Corporation’s related press release dated April 28, 2005. The information furnished under Items 2.02 and 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

NON-GAAP FINANCIAL MEASURES

The press release attached as Exhibit 99.3 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Corporation believes that these non-GAAP financial measures provide information that is useful to the users of its financial information regarding the Corporation’s financial condition and results of operations. Additionally, the Corporation uses these non-GAAP measures to evaluate its past performance, reportable business segments, and prospects for future performance. The Corporation believes it is appropriate to present this non-GAAP financial information for the following reasons:

o	The Corporation provides certain measures of operating results, net earnings, and earnings per share adjusted to exclude certain costs, expenses, and gains and losses. The Corporation believes that this information is helpful in understanding period-over-period operating

o	results separate and apart from items that may, or could, have a disproportional positive or negative impact on the Corporation’s results of operations in any particular period. The Corporation also utilizes certain of these measures to compensate certain management personnel of the Corporation.

In addition to measuring its cash flow generation and usage based upon operating, investing, and financing activities classifications established under accounting principles generally accepted in the United States, the Corporation also measures its free cash flow. Free cash flow is a measure commonly employed by credit providers, and the Corporation believes free cash flow provides supplemental information about the Corporation’s ability to fund its working capital needs and capital expenditures, and to pay interest and service debt. The Corporation defines free cash flow as cash flow from operating activities, less capital expenditures, plus proceeds from the disposal of assets (excluding proceeds from business sales).

While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similar measures presented by other companies.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 26, 2005, the Board of Directors of the Corporation approved an amendment to the bylaws of the Corporation, effective immediately. The amendment to Section 1 of Article I of the bylaws requires the Corporation to schedule the annual meeting of stockholders on the third Thursday in April of each year or on a day within 15 days of that date as determined by the Corporation’s Board of Directors. Prior to this amendment, the bylaws required the annual meeting to be held on the last Tuesday in April of each year or within 15 days of that date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 3 Exhibit 99.1 Exhibit 99.2 Exhibit 99.3	Bylaws of the Corporation, as amended.
Form of Restricted Share Agreement relating to The Black & Decker Corporation 2004 Restricted Stock Plan.
Form of Nonqualified Stock Option Agreement with executive officers relating to the Corporation’s stock option plans.
Press Release of the Corporation dated April 28, 2005.

Exhibit 99.3 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of

1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation’s actual results are identified in Item 1(g) of Part I of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004.

THE BLACK & DECKER CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION By: /s/ CHRISTINA M. MCMULLEN Christina M. McMullen Vice President and Controller

Date: April 28, 2005